UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 31, 2015

Lenco Mobile Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-53830	75-3111137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2025 First Avenue, Suite 320, Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 467-5343

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Chapter 11 Bankruptcy

As previously disclosed, on September 6, 2014, Lenco Mobile, Inc. (the “Company”) and its wholly owned subsidiary, Archer USA, Inc. (“Archer USA” and, together with the Company, the “Debtors”), each filed a voluntary petition for relief (the “Bankruptcy Filing”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Western District of Washington (the “Bankruptcy Court”), case numbers 14-16660-KAO and 14-16659-KAO. On December 16, 2014, the Company and Archer USA filed a joint motion for consolidation (the “Consolidation Motion”) of the two Chapter 11 cases. The Court granted the Consolidation Motion and the cases are now jointly administered under case number 14-16659-KAO under the caption “In re: Archer USA, Inc.; Lenco Mobile, Inc.”

All documents filed by the Debtors with the Bankruptcy Court, including the Notice of Claims Bar Date and the accompanying proof of claim form and instructions, are available for inspection at the Office of the Clerk of the Bankruptcy Court or online at https://ecf.wawb.uscourts.gov/cgi-bin/login.pl.

Modified SEC Reporting

As a result of the Bankruptcy Filing and the Company’s limited resources, the Company has adopted a modified reporting program with respect to its reporting obligations under the federal securities laws. In lieu of continuing to file Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is filing a Current Report on Form 8-K attaching the monthly financial reports required by the Bankruptcy Court. As such, the Company is no longer current with its Exchange Act reporting obligations for purposes of: (1) determining eligibility to use Securities Act Form S-2 or Form S-3 or (2) satisfying the current public information requirements of Securities Act Rule 144(c); or (3) satisfying the reporting issuer definition of Rule 902(1) of Regulation S.

On May 1, 2015 the Debtors filed with the Bankruptcy Court a monthly operating report (the “Monthly Operating Report”). A copy of the Monthly Operating Report for the Debtors is attached hereto as Exhibit 99.1.

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, as it was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of any of the Debtors, or any other affiliate of the Company. The Monthly Operating Report contains unaudited financial information which has not been reviewed by independent accountants, is limited to the Debtors and is in a format prescribed by applicable bankruptcy laws. The financial information related to the Debtors included in the monthly operating report has been prepared to conform with specific instructions from the U.S. Trustee and is not presented in accordance with generally accepted accounting principles (“GAAP”) or SEC regulations applicable to financial statements contained in periodic reports filed with the SEC. Preparation of the Debtor’s financial statements in accordance with GAAP could result in material reconciliations and adjustments to certain financial information presented in the monthly operating reports.

The monthly operating report also contains information for periods that are different from those contained in the reports the Company has filed pursuant to the Exchange Act.

Such information also may not be indicative of the financial condition or operating results of the Debtors for the periods reflected in the Debtors’ financial statements or in its reports pursuant to the Exchange Act, or of future results. The financial information in the monthly operating report is not presented on a consolidated basis and does not present the consolidated results of the Debtors. Accordingly, the financial statements in the monthly operating reports cannot be compared with the consolidated financial condition and results of operations that the Company has reported in its Exchange Act filings.

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Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Risk Related the Company’s Equity Securities

The Company cannot predict what the ultimate value of its equity securities may be or whether the holders of its equity securities will receive any distribution in the bankruptcy proceedings; however, it is likely that the Company’s equity securities will have very little or no value given the amount of the Company’s liabilities compared to its assets. The Company’s shareholders are cautioned that trading in shares of the Company’s equity securities during the pendency of the Bankruptcy Filings under Chapter 11 is highly speculative and poses substantial risks. Trading prices for the Company’s equity securities may bear little or no relationship to the actual recovery, if any, by holders in the Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its equity securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements. Additional written and oral forward-looking statements may be made by the Company from time to time in Securities and Exchange Commission (SEC) filings and otherwise. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. These forward-looking statements include statements that are predictive in nature and depend upon or refer to future events or conditions. In this context, forward-looking statements may address our expected future business and financial performance, and often contain words such as “expects”, “anticipates”, “intends”, “plans”, “goals”, “believes”, “will” and other words of similar meaning. Forward-looking statements by their nature address matters that are, to different degrees, uncertain. In addition, any statements concerning future financial performance, ongoing business strategies or prospects, and possible future actions, are also forward-looking statements. Lenco and Archer cautions readers that results predicted by forward-looking statements, including, without limitation, those relating to our future business prospects, revenues, working capital, liquidity, capital needs, interest costs and income are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements.

For the Company and Archer USA, particular risks and uncertainties that could cause actual future results to differ materially from those expressed in our forward-looking statements include, but are not limited to, the impact of and risks related to the Company’s and Archer USA's filing under Chapter 11 of the Bankruptcy Code, including risks related to obtaining approval and confirmation of the Company’s and Archer USA's plan of reorganization, the impact of any delay or inability in obtaining such confirmation, and the impact of our restructuring on the holders of our securities; risks related to the ongoing transition of our business; the risk of management or key employees departing the company; the impact of uncertainty regarding our ability to contiue as a going concern on our liquidity and prospects; uncertainty concerning the ultimate success of our efforts to secure working capital; the impact of our restructuring on our ability to execute potential divestitures of certain assets and/or subsidiaries; and other risks and uncertainties discussed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K and quarterly reports on Form 10-Q. Forward-looking statements speak only as of the date the statements are made. Except as required under the federal securities laws and rules and regulations of the SEC, we undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Section 9. Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 The Company’s Monthly Operating Report filed with the Bankruptcy Court on August 31, 2015

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:

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lenco Mobile Inc.

Dated: October 1, 2015	By:	/s/ Matthew Harris
Matthew Harris
Chief Executive Officer

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Exhibit Index

99.1 The Company’s Monthly Operating Report filed with the Bankruptcy Court on August 31, 2015